                                                                   EXHIBIT 99.1


HEALTH CARE REIT, INC.                                      ENROLLMENT FORM FOR
                                                         HEALTH CARE REIT, INC.
                                    DIVIDEND REINVESTMENT & STOCK PURCHASE PLAN
_______________________________________________________________________________
  This form when completed and signed, should be mailed in the courtesy envelope provided to: Mellon Investor Services,
                                  P.O. Box 3339, South Hackensack, NJ 07606-1939

   Is this account for an existing stockholder? YES [ ] NO [ ]
   ___________________________________________________________________________

1. ACCOUNT REGISTRATION Complete only ONE section.
   Print clearly in CAPITAL LETTERS.

   [ ] INDIVIDUAL OR JOINT ACCOUNT

   OWNER'S NAME
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   OWNER'S SOCIAL SECURITY NUMBER                 OWNER'S DATE OF BIRTH
   (used for tax reporting)                       Month  Day   Year
   | | | | - | | | - | | | | |                    | | |/| | |/| | |
   ---------------------------                    -----------------

   JOINT OWNER'S NAME
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

                                                 The account will be registered
                                                 "Joint Tenants with Rights
                                                 of Survivorship" unless you
   JOINT OWNER'S SOCIAL SECURITY NUMBER          check a box below:
   (used for tax reporting)
   | | | | - | | | - | | | | |
   ---------------------------  [ ] Tenants in common  [ ] Tenants by entirety
                                [ ] Community property
   ___________________________________________________________________________

   [ ] GIFT TRANSFER TO A MINOR (UGMA/UTMA)

   CUSTODIAN'S NAME
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   MINOR'S NAME
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   MINOR'S SOCIAL SECURITY NUMBER                 MINOR'S DATE OF BIRTH
   (required)                                     Month  Day   Year
   | | | | - | | | - | | | | |                    | | |/| | |/| | |
   ---------------------------                    -----------------
   ___________________________________________________________________________
   [ ] TRUST (Please check only one of the trustee types)  [ ] PERSON AS TRUSTEE
             [ ] ORGANIZATION AS TRUSTEE

   TRUSTEE: INDIVIDUAL OR ORGANIZATION NAME
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   AND CO-TRUSTEE'S NAME, IF APPLICABLE
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   NAME OF TRUST
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   FOR THE BENEFIT OF
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

                                                  DATE OF TRUST
   TRUST TAXPAYER IDENTIFICATION NUMBER           Month  Day   Year
   | | | | - | | | - | | | | |                    | | |/| | |/| | |
   ---------------------------                    -----------------
   ___________________________________________________________________________

   [ ] ORGANIZATION OR BUSINESS ENTITY  [ ] Check one:    [ ] Corporation
                                        [ ] Partnership

   NAME OF ENTITY
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   TAXPAYER IDENTIFICATION NUMBER
   | | | - | | | | | | | |
   -----------------------

   ___________________________________________________________________________
2. ADDRESS

   MAILING ADDRESS (including apartment or box number)
   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------

   CITY                                          STATE   ZIP
   | | | | | | | | | | | | | | | | | | | | |     | | |   | | | | | - | | | | |
   -----------------------------------------     -----   ---------   ---------

   HOME PHONE                                     WORK PHONE
   (| | | |) | | | | - | | | | |                ( | | | |) | | | | - | | | | |
   --------- -------   ---------                  -------  -------   ---------

   FOR MAILING ADDRESS OUTSIDE THE U.S.:


   COUNTRY OF RESIDENCE           PROVINCE             ROUTING OR POSTAL CODE
   ------------------------       -----------------    ------------------------
   |                      |       |               |    |                      |
   ------------------------       -----------------    ------------------------

   ___________________________________________________________________________

3. CASH PURCHASE (Make checks payable to HCN/Mellon Bank)

   [ ] As a CURRENT registered stockholder I wish to make an additional investment. Enclosed is my check or money order for $ __________. (Minimum $50 with the maximum not to exceed $5,000 monthly.)

   [ ] As a NEW investor I wish to enroll in the Plan by making an initial investment. Enclosed is my check or money order for $_________. (Initial investment must be a least $1,000 not to exceed $5,000 monthly) AS A NEW INVESTOR YOU MUST COMPLETE SECTIONS 1, 2, & 8.

   ___________________________________________________________________________

4. BANK AUTHORIZATION AGREEMENT

   [ ] DIRECT DEPOSIT OF DIVIDENDS

   I hereby authorize to have my dividends deposited automatically in my bank account. (Please complete Section 5.) If this option is not selected, your dividend check will be automatically mailed to your address.

   [ ] AUTOMATIC ADDITIONAL INVESTMENT (Available only for existing stockholders)

   I hereby choose to make additional investments in Health Care REIT, Inc. common stock by authorizing automatic monthly debits from my bank account. Upon receipt of this form, properly completed, the Administrator will contact your bank to deduct the amount indicated from your bank account on or about the 15th of each month. The Administrator will invest in Health Care REIT, Inc. common stock beginning on the next investment date. Such deductions and investments will continue monthly until you notify the Administrator to change or discontinue them. Should your bank account contain insufficient funds to cover the authorized deduction, no deduction or investment will occur. In such event, you may be charged a fee by your bank for insufficient funds. (Please note that the Plan offers you the option of making an electronic one-time debit from your personal bank account on-line through www.melloninvestor.com)

   PLEASE COMPLETE THE FOLLOWING AND SECTION 5: I HEREBY AUTHORIZE THE ADMINISTRATOR AND THE FINANCIAL INSTITUTION INDICATED BELOW TO DEDUCT FROM MY BANK ACCOUNT $__________ PER MONTH (MINIMUM OF $50) AND APPLY AMOUNTS SO DEDUCTED TO THE PURCHASE OF HEALTH CARE REIT, INC. COMMON STOCK UNDER THE ACCOUNT DESIGNATED.

   (NOTE: DEDUCTIONS WILL OCCUR ON OR ABOUT THE 15TH OF EACH MONTH.)

___________________________________________________________________________

5. BANK ACCOUNT INFORMATION
   (COMPLETE ONLY IF A FEATURE IN SECTION 4 IS SELECTED)

   THIS INFORMATION WILL BE USED FOR
   [ ] DIRECT DEPOSIT OF DIVIDENDS (Sec.4)
   [ ] AUTOMATIC ADDITIONAL INVESTMENT (Sec.4)

   [ ] CHECKING ACCOUNT
   [ ] SAVINGS ACCOUNT

   BANK OR CREDIT UNION'S ABA
   TRANSIT ROUTING NUMBER
   (available from the bank            BANK OR CREDIT UNION ACCOUNT NUMBER
   or credit union)

   | | | | | | | | | |                 | | | | | | | | | | | |
   -------------------                 -----------------------


                           TAPE YOUR VOIDED CHECK HERE

BANK AND CREDIT UNION ROUTING INFORMATION.

For deposits to or withdrawals from your checking account, please tape a voided check so the Administrator may obtain bank or credit union account information.

For deposits to or withdrawals from a savings account, please tape a preprinted deposit slip.

(PLEASE DO NOT STAPLE)

___________________________________________________________________________

6. DIVIDEND REINVESTMENT

You may choose to reinvest all or part of the dividends paid on Health Care REIT, Inc. common stock. If no box is selected the Administrator will automatically reinvest your dividends.

[ ] Reinvest the dividends on ALL shares.

[ ] I would like a portion of my dividends reinvested. Please remit to me the dividends on __________ shares. I understand that the dividends on my remaining shares, as well as all future shares that I acquire, will be reinvested.

[ ] All cash (no dividend reinvestment).
___________________________________________________________________________

7. SAFEKEEPING
   Common stock certificates deposited for safekeeping in your account must be in the same registration as your Plan account.

[ ] Please accept the enclosed certificate (s) for deposit to my account.
    Enclosed are ______________share certificates.
                 insert number


         CERTIFICATE NUMBER               NUMBER OF SHARES
    -------------------------------- -----------------------------

    -------------------------------- -----------------------------

    -------------------------------- -----------------------------

    -------------------------------- -----------------------------

    -------------------------------- -----------------------------

    -------------------------------- -----------------------------
               T O T A L
                                     -----------------------------


___________________________________________________________________________

8. ACCOUNT AUTHORIZATION SIGNATURE (required)

[ ] REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (SUBSTITUTE FORM W-9)

I am a U.S. citizen or a resident alien. I certify, under penalties of perjury, that (1) the taxpayer identification number in Section 1 is correct (or I am waiting for a number to be issued to me) and (cross out the following if not true) (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

[ ] CERTIFICATE OF FOREIGN STATUS (SUBSTITUTE FORM W-8)

I am an exempt foreign citizen. I certify, under penalties of perjury, that for dividends, I am not a U.S. citizen or resident alien (or I am filing for a foreign corporation, partnership, estate, or trust) and I am an exempt foreign person. I have entered in Section 2 of this enrollment form the country where I reside permanently for income-tax purposes.

[ ] FOR ORGANIZATIONS AND BUSINESS ENTITIES EXEMPT FROM BACKUP WITHHOLDING

I qualify for exemption and my account will not be subject to tax reporting and backup withholding.

MY/OUR SIGNATURES (S) BELOW INDICATES I/WE HAVE READ THE PLAN BROCHURE AND AGREE TO THE TERMS THEREIN AND HEREIN.


SIGNATURE OF OWNER                                 DATE (month, day, year)
------------------------------------------         ----------------------------
|                                        |         |                          |
------------------------------------------         ----------------------------


SIGNATURE OF JOINT OWNER                           DATE (month, day, year)
------------------------------------------         ----------------------------
|                                        |         |                          |
------------------------------------------         ----------------------------


     Alternatively you may enroll on-line through www.melloninvestor.com